Acquisitions and divestments	12 Months Ended
Dec. 31, 2019
Acquisitions and divestments [Abstract]
Disclosure of acquisitions and divestments [Text block]

4Acquisitions and divestments

2019

Acquisitions

Philips completed three acquisitions in 2019, with the Healthcare Information Systems business of Carestream Health being the most notable. The acquisitions involved an aggregated net cash outflow of EUR 199 million and a contingent consideration of EUR 11 million at fair value, the latter recognized as a Long-term provision. The aggregated impact on Goodwill and Other intangible assets was EUR 69 million and EUR 105 million respectively.

Opening balance positions are provisional and subject to final purchase price adjustments, which are expected to be finalized in the third quarter of 2020. The primary provisional accounts subject to change are related to acquired intangible assets and goodwill.

Divestments

Philips completed two divestments in 2019 which resulted in an aggregated cash consideration of EUR 122 million and a gain of EUR 62 million. The most notable was the sale of Photonics business in Germany.

2018

Philips completed nine acquisitions in 2018. The acquisitions involved an aggregated net cash outflow of EUR 476 million and a contingent consideration (including 2019 purchase price adjustments) of EUR 361 million at fair value. Including 2019 purchase price adjustments, these acquisitions had an aggregated impact on Goodwill and Other intangible assets of EUR 444 million and EUR 416 million respectively.

EPD Solutions Ltd. (EPD) was the most notable acquisition and is discussed below.

The remaining eight acquisitions involved an aggregated net cash outflow of EUR 228 million and a contingent consideration (including 2019 purchase price adjustments) of EUR 116 million at fair value. Separately, the net cash outflow ranged from EUR 2 million to EUR 90 million. Including 2019 purchase price adjustments, these remaining acquisitions had an aggregated impact on Goodwill and Other intangible assets of EUR 173 million and EUR 189 million respectively. The purchase price adjustments for the other acquisitions in aggregate recognized in 2019, resulted in an increase of EUR 5 million Goodwill, a decrease of EUR 27 million Other intangible assets, a decrease of EUR 11 million contingent consideration and an increase of EUR 11 million related to various other assets and liabilities.

EPD

On July 9, 2018 Philips acquired 100% of the outstanding shares of EPD for an upfront cash consideration of EUR 250 million and a contingent consideration, due between December 31, 2018 and December 31, 2030. In connection with the contingent consideration, the company recognized a Long-term provision of EUR 239 million at closing of the transaction, which was increased to EUR 245 million due to purchase price adjustments processed in the course of 2019. The estimated fair value of the contingent consideration is re-measured at each reporting period. Therefore, any changes in the fair value impacts reported earnings in each reporting period, thereby resulting in variability in earnings. For more details about the fair value measurements please refer to Fair value of financial assets and liabilities. The overall cash position of EPD on the transaction date was EUR 2 million.

EPD is an innovator in image-guided procedures for cardiac arrhythmias (heart rhythm disorders). As of the date of acquisition, EPD is part of the Diagnosis & Treatment segment.

In 2018, acquisition-related costs of EUR 6 million were recognized in General and administrative expenses.

The condensed opening balance sheet of EPD, including final purchase price adjustments processed in the course of 2019, was as follows:

EPD

Opening Balance sheet as of acquisition date

in millions of EUR

Goodwill	271
Intangible assets excluding goodwill	227
Cash	2
Accounts payable and other payables	(2)
Deferred tax liabilities	(3)
Provision for contingent consideration	(245)
Total assets and liabilities	250
Financed by equity	(250)

The purchase price adjustments to Goodwill, contingent consideration and Deferred tax liabilities recognized in 2019 resulted in an increase of respectively EUR 9 million, EUR 6 million and EUR 3 million.

Goodwill recognized in the amount of EUR 271 million mainly represents expected revenue synergies leveraging the complementarity between EPD's cardiac imaging and navigation system solutions and Philips' interventional imaging systems.

Other intangible assets comprised of EUR 227 million of Technology amortized over 10 years.

The fair value of Technology is determined using the multi-period excess earnings method, which is a valuation technique that estimates the fair value of an asset based on market participants' expectations of the cash flows associated with that asset over its remaining useful life. The fair value of Technology is based on an estimate of positive future cash flows associated with incremental profits related to excess earnings until 2032, discounted at a rate of 14.4%.

As from acquisition date, the contribution of EPD to revenue and net income in 2018 was not material.

Divestments

Philips completed two divestments in 2018. The divestments involved an aggregated cash consideration of EUR 68 million.